UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2015

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane, Johnson City, Tennessee	37604
(Address of principal executive offices)	(Zip Code)

(423) 743-9151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee (the “Committee”) of the Board of Directors of NN, Inc. (the “Corporation”) awarded performance share units (the “PSUs”) to the Corporation’s executive officers, including its named executive officers, on April 30, 2015. The PSUs are a form of long-term incentive compensation designed to directly align the interests of employees to the interests of the Corporation’s stockholders, and to create long-term stockholder value. The awards were made pursuant to the Corporation’s 2011 Stock Incentive Plan (the “Plan”) and a Performance Share Unit Agreement (the “PSU Agreement”). The PSU Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and the description herein is qualified in its entirety by reference thereto.

The following PSUs were awarded to the Corporation’s executive officers, including its named executive officers:

Executive Officers	PCUs Based on Total Shareholder Return (“TSR Awards”)	PCUs Based on Return on Invested Capital (“ROIC Awards”)
Richard D. Holder Chief Executive Officer and President	14,665	14,665
James H. Dorton Senior Vice President – Chief Financial Officer	3,865	3,865
L. Jeffrey Manzagol Senior Vice President – General Manager of the Metal Bearing Components Group	3,460	3,460
Warren Veltman Senior Vice President – General Manager Autocam Precision Components Group	3,460	3,460
James R. Widders Senior Vice President – Integration and Corporate Transformation	2,850	2,850
William C. Kelly, Jr. Vice President – Chief Administrative Officer and Secretary	1,655	1,655
Thomas C. Burwell, Jr. Vice President – Chief Accounting Officer and Corporate Controller	1,540	1,540

The Committee determined that the TSR Awards will vest, if at all, upon the Corporation achieving a specified relative total shareholder return, which will be measured against the total shareholder return of the S&P SmallCap 600 Index during the period beginning on February 1, 2015 and ending December 31, 2017 (the “Performance Period”). The ROIC Awards will vest, if at all, upon the Corporation achieving a specified average return on invested capital during the Performance Period. If the PSUs do not vest at the end of the Performance Period, such PSUs will expire automatically. Upon vesting, the PSUs will be settled by the issuance of shares of the Corporation’s common stock, subject to the executive officer’s continued employment by the Corporation. The actual number of shares of common stock that will be issued to each award recipient at the end of the Performance Period will be interpolated between a threshold and maximum payout amount based on actual performance results. No dividends will be paid on outstanding PSUs during the Performance Period; however, dividend equivalents will be paid based on the number of shares of common stock that are ultimately earned at the end of the Performance Period.

The description of the PSUs contained herein is a summary of the material terms of the PSU Agreement, does not purport to be complete, and is qualified in its entirety by reference to (i) the PSU

Agreement attached hereto as Exhibit 10.1, and (ii) the Plan, which is filed as Appendix A to the Corporation’s Definitive Proxy Statement for the 2011 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 6, 2011, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of Performance Share Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2015

NN, INC.

By:	/s/ William C. Kelly, Jr.
	Name:	William C. Kelly, Jr.
	Title:	Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance Share Unit Agreement.